EXHIBIT 10.42

                                                             [Execution Version]

                            TWENTY-FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

      THIS TWENTY-FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated March 21, 2002, is entered into by and among CONGRESS FINANCIAL CORPORATION, a Delaware corporation ("Lender"), HANOVER DIRECT PENNSYLVANIA, INC., a Pennsylvania corporation ("HDPI"), BRAWN OF CALIFORNIA, INC., a California corporation ("Brawn"), GUMP'S BY MAIL, INC., a Delaware corporation ("GBM"), GUMP'S CORP., a California corporation ("Gump's"), HANOVER DIRECT VIRGINIA INC., a Delaware corporation ("HDV"), HANOVER REALTY, INC., a Virginia corporation ("Hanover Realty"), THE COMPANY STORE FACTORY, INC., a Delaware corporation ("TCS Factory"), THE COMPANY OFFICE, INC., a Delaware corporation ("TCS Office"), SILHOUETTES, LLC, a Delaware limited liability company ("Silhouettes LLC"), HANOVER COMPANY STORE, LLC, a Delaware limited liability company ("HCS LLC"), DOMESTICATIONS, LLC, a Delaware limited liability company ("Domestications LLC") and KEYSTONE INTERNET SERVICES, INC., a Delaware corporation ("Keystone Internet"; and together with HDPI, Brawn, GBM, Gump's, HDV, Hanover Realty, TCS Factory, TCS Office, Silhouettes, HCS LLC and Domestications, collectively, the "Borrowers" and each individually, a "Borrower" ), and HANOVER DIRECT, INC., a Delaware corporation, ("Hanover"), AMERICAN DOWN & TEXTILE COMPANY, a Wisconsin corporation ("American Down"), D.M. ADVERTISING, INC., a New Jersey corporation ("DM Advertising, Inc."), KEYSTONE LIQUIDATIONS, INC., a Delaware corporation, formerly known as Tweeds of Vermont, Inc. ("Keystone Liquidations"), HANOVER HOME FASHIONS GROUP, LLC, a Delaware limited liability company ("HHFG LLC"), ENCORE CATALOG, LLC, a Delaware limited liability company ("Encore LLC"), CLEARANCE WORLD OUTLETS, LLC, a Delaware limited liability company ("Clearance World"), SCANDIA DOWN, LLC, a Delaware limited liability company ("Scandia Down, LLC"), ERIZON, INC., a Delaware corporation ("erizon, inc."), HANOVER BRANDS, INC., a Delaware corporation ("Hanover Brands"), LACROSSE FULFILLMENT, LLC, a Delaware limited liability company ("LaCrosse, LLC") and SAN DIEGO TELEMARKIETING, LLC, a Delaware limited liability company ("San Diego LLC"; and together with Hanover, American Down, DM Advertising, Inc., Keystone Liquidations, HHFG LLC, Encore LLC, Clearance World, Scandia Down, LLC, erizon, inc., Hanover Brands and LaCrosse, LLC, collectively, the "Existing Guarantors" and each individually, an "Existing Guarantor"), and D.M. Advertising, LLC, a Delaware limited liability company ("DM Advertising, LLC"). Each Existing Guarantor, together with DM Advertising, LLC, shall hereinafter be referred to individually as a "Guarantor" and collectively as the "Guarantors".

                              W I T N E S S E T H:

      WHEREAS, Borrowers, Existing Guarantors and Lender are parties to the Loan and Security Agreement, dated November 14, 1995, as amended by First Amendment to Loan and Security Agreement, dated February 22, 1996, Second Amendment to Loan and Security Agreement, dated April 16, 1996, Third Amendment to Loan and Security Agreement, dated May 24, 1996, Fourth Amendment to Loan and Security Agreement, dated May 31, 1996, Fifth Amendment to Loan and Security Agreement, dated September 11, 1996, Sixth Amendment to Loan and Security Agreement, dated as of December 5, 1996, Seventh Amendment to Loan and Security Agreement, dated as of December 18, 1996, Eighth Amendment to Loan and Security Agreement, dated as of March 26, 1997, Ninth Amendment to Loan and Security Agreement, dated as of April 18, 1997, Tenth Amendment to Loan and Security Agreement, dated as of October 31, 1997, Eleventh Amendment to Loan and Security Agreement, dated as of March 25, 1998, Twelfth Amendment to Loan and Security Agreement, dated as of September 30, 1998, Thirteenth Amendment to Loan and Security Agreement, dated as of September 30, 1998, Fourteenth Amendment to Loan and Security Agreement, dated as of February 28, 2000, Fifteenth Amendment to Loan and Security Agreement, dated as of March 24, 2000, Sixteenth Amendment to Loan and Security Agreement, dated as of August 8, 2000, Seventeenth Amendment to Loan and Security Agreement, dated as of January 5, 2001, Eighteenth Amendment to Loan and Security Agreement, dated as of November 12, 2001, Nineteenth Amendment to Loan and Security Agreement, dated as of December 18, 2001 and Twentieth Amendment to Loan and Security Agreement, dated as of March 5, 2002 (as so amended, the "Loan Agreement"), pursuant to which Lender has made loans and advances to Borrowers; and

      WHEREAS, Borrowers and Existing Guarantors have requested that Lender consent to, and enter into certain amendments to the Loan Agreement with respect to the minimum amounts of Consolidated Working Capital, Consolidated Net Worth and EBITDA that Hanover and its Subsidiaries are required to maintain and to amend the definition of Consolidated Net Worth; and

      WHEREAS, Borrowers and Existing Guarantors have requested that DM Advertising, LLC become a Guarantor pursuant to the terms and conditions of the Loan Agreement, as amended hereby; and

      WHEREAS, the parties to the Loan Agreement desire to enter into this Amendment to evidence and effectuate such consents, amendments and agreements, and certain other amendments to the Financing Agreements relating thereto, in each case subject to the terms and conditions and to the extent set forth herein;

      NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Definitions.

            (a) Additional Definition. As used herein and in the Loan Agreement and the other Financing Agreements, the term "DM Advertising, LLC" shall mean D.M. Advertising, LLC, formerly known as Creative Capital Ventures, LLC, a Delaware limited liability company, and its successors and assigns.

            (b) Amendment to Definition. All references to the term "Consolidated Net Worth" in the Loan Agreement and the other Financing Agreements are deemed amended and each such reference is hereby amended to mean, as to any Person, at any time, in accordance with generally accepted accounting principles, as in effect from time to time consistently applied, on a consolidated basis for such Person and its Subsidiaries, the amount equal to the result obtained by taking total assets and subtracting therefrom total liabilities of such Person and its Subsidiaries; provided, however, (a) that solely for purposes of calculating Consolidated Net Worth of Hanover and its Subsidiaries as at the end of Hanover's 1995 fiscal year, up to $4,500,000 in write-downs of Hanover's deferred taxes asset, as required pursuant to Financial Accounting Standards No. 109, due to losses incurred by Hanover and its Subsidiaries in such fiscal year, shall not be considered reductions of the deferred taxes asset of Hanover, (b) that for purposes of calculating Consolidated Net Worth of Hanover and its Subsidiaries, the outstanding Indebtedness for Borrowed Money evidenced by the $25,000,000 IMR Subordinated Note shall not be considered a liability of Hanover, and (c) that effective July 1, 2002, solely for purposes of calculating Consolidated Net Worth of Hanover and its Subsidiaries for the fiscal month ending July 2002 and every fiscal month thereafter, to the extent that goodwill or intangible assets (or both) of Hanover or its Subsidiaries is impaired under the provisions of Financial Accounting Standards No. 142 ("FAS No. 142"), such that Hanover is required pursuant to FAS No. 142 to take a charge to write off part or all of goodwill or intangible assets (or both) of Hanover or its Subsidiaries, then such write off of goodwill or intangible assets (or both) shall not be considered a reduction of total assets of such Subsidiaries or Hanover.

            (c) Interpretation. All capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Loan Agreement.

      2. Assumption of Obligations; Amendments to Guarantees and Financing Agreements; Acknowledgments with respect to Hanover 2001 Reorganization.

            (a) The Guarantee and Waiver, dated November 14, 1995, executed by the Existing Guarantors, other than Hanover and Borrowers, as of such date, in favor of Lender, as heretofore amended (the "Subsidiary Guarantee"), shall be deemed further amended to include DM Advertising, LLC as an additional Guarantor party signatory thereto. DM Advertising, LLC hereby expressly (i) assumes and agrees to be directly liable to Lender, jointly and severally with the other Guarantors signatories thereto and the Borrowers, for all Obligations (as defined in the Subsidiary Guarantee), (ii) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Subsidiary Guarantee with the same force and effect as if DM Advertising, LLC had originally executed and been an original party signatory to the Subsidiary Guarantee, and (iii) agrees that Lender shall have all rights, remedies and interests with respect to DM

Advertising, LLC and its properties with the same force and effect as if it had originally executed and been an original party signatory to the Subsidiary Guarantee.

            (b) DM Advertising, LLC hereby expressly 1. assumes and agrees to be directly liable for all Obligations under, contained in, or arising out of the Loan Agreement, the General Security Agreement, dated November 14, 1995, by the Existing Guarantors, other than Hanover and Borrowers, as of such date, in favor of Lender, as heretofore amended (the "Subsidiary General Security Agreement"), and the other Financing Agreements applicable to all Guarantors and as applied to DM Advertising, LLC as a Guarantor, 2. agrees to perform, comply with and be bound by all terms, conditions and covenants of the Loan Agreement, the Subsidiary General Security Agreement and the other Financing Agreements applicable to all Guarantors and as applied to DM Advertising, LLC as a Guarantor with the same force and effect as if DM Advertising, LLC had originally executed and been an original Guarantor or Debtor, as the case may be, party signatory to the Loan Agreement, the Subsidiary General Security Agreement and the other Financing Agreements, and 3. agrees that Lender shall have all rights, remedies and interests, including security interests in the Collateral granted pursuant to Section 3 hereof, the Loan Agreement, the Subsidiary General Security Agreement, and the other Financing Agreements, with respect to DM Advertising, LLC and its properties and assets with the same force and effect as if DM Advertising, LLC had originally executed and had been an original Guarantor or Debtor, as the case may be, party signatory to the Loan Agreement, the Subsidiary General Security Agreement and the other Financing Agreements, and such agreements shall be deemed so amended.

            (c) Each Guarantor, including, without limitation, DM Advertising, LLC as a Guarantor pursuant hereto, hereby expressly and specifically ratifies, restates and confirms the terms and conditions of its respective Guarantee(s) in favor of Lender and its liability for all of the Obligations (as defined in its Guarantee(s)), and all other obligations, liabilities, agreements and covenants thereunder.

            (d) Each Borrower, and each Guarantor, including, without limitation, DM Advertising, LLC, hereby agrees that all references to Guarantor or Guarantors or other terms intended to refer to a Guarantor or Guarantors, such as Debtor or Debtors, contained in any of the Financing Agreements are hereby amended to include DM Advertising, LLC and each other person or entity at any time hereafter made a "Guarantor" under the Loan Agreement, as an additional Guarantor or Debtor, or other appropriate term of similar import, as the case may be.

      3. Collateral. Without limiting the provisions of the Loan Agreement, the Subsidiary General Security Agreement, the other Financing Agreements and
Section 2(b) hereof, as collateral security for the prompt payment and performance when due of all of the Obligations of DM Advertising, LLC to Lender, DM Advertising, LLC hereby grants to Lender, a continuing security interest in, and lien upon, and right of setoff against, and DM Advertising, LLC hereby pledges and assigns to Lender, all of its now owned and hereafter acquired and arising assets and properties, all of which shall be included in the definition of Collateral as set forth in the

Subsidiary General Security Agreement (which definition is hereby amended accordingly), including, without limitation, the following:

            (a) all present and future Accounts;

            (b) all Inventory;

            (c) all Equipment;

            (d) all Real Property;

            (e) all present and future books, records, ledger cards, computer programs and other property and general intangibles evidencing or relating to any of the above, any other collateral or any account debtor, together with the file cabinets or containers in which the foregoing are stored; and

            (f) all present and future products and proceeds of the foregoing, in any form, including, without limitation, any insurance proceeds and any claims against third persons for loss or damage to or destruction of any or all of the foregoing.

      4. Consolidated Working Capital. Section 6.19(b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following Section 6.19(b) and a new Section 6.19(c) as follows:

                  "(b) Hanover shall, commencing with the fiscal month ending
            April 2000 and for each fiscal month thereafter in any fiscal year thereafter through and including the fiscal month ending February 2002, maintain Consolidated Working Capital, calculated on a consolidated basis for Hanover and its Subsidiaries, of not less than the following amounts as at the end of each such fiscal month for each such fiscal:

                       Period                 Amount
                       ------                 ------
                       March                  $20,000,000
                       April                  $20,000,000
                       May                    $20,000,000
                       June                   $20,000,000
                       July                   $20,000,000
                       August                 $20,000,000
                       September              $20,000,000
                       October                $20,000,000
                       November               $20,000,000
                       December               $20,000,000


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

                       January                $12,500,000
                       February               $12,500,000

                  (c) Hanover shall, commencing with the fiscal month ending
            March 2002 and for each fiscal month thereafter in any fiscal year thereafter, maintain Consolidated Working Capital, calculated on a consolidated basis for Hanover and its Subsidiaries, of not less than the following amounts as at the end of each such fiscal month for each such fiscal:

                       Period                  Amount
                       ------                  ------
                       March                  $20,000,000
                       April                  $20,000,000
                       May                    $20,000,000
                       June                   $20,000,000
                       July                   $20,000,000
                       August                 $20,000,000
                       September              $20,000,000
                       October                $20,000,000
                       November               $20,000,000
                       December               $12,500,000
                       January                $15,000,000
                       February               $15,000,000"

      5. Consolidated Net Worth. Section 6.20 (b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following Section 6.20(b) and a new Section 6.20(c) as follows:

                  "(b) Hanover shall commencing with the fiscal month ending
            April 2000 and for each fiscal month thereafter in any fiscal year thereafter though and including the fiscal month ending February 2002, maintain Consolidated Net Worth, calculated on a consolidated basis for Hanover and its Subsidiaries, of not less than the following amounts as at the end of each such fiscal month for each such fiscal:

                       Period                 Amount
                       ------                 ------
                       March                  $34,000,000
                       April                  $34,000,000
                       May                    $34,000,000
                       June                   $34,000,000
                       July                   $30,000,000
                       August                 $30,000,000


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

                       September              $30,000,000
                       October                $30,000,000
                       November               $30,000,000
                       December               $37,500,000
                       January                $37,500,000
                       February               $37,500,000

                  (c) Hanover shall commencing with the fiscal month ending
            March 2002 and for each fiscal month thereafter in any fiscal year thereafter, maintain Consolidated Net Worth, calculated on a consolidated basis for Hanover and its Subsidiaries, of not less than the following amounts as at the end of each such fiscal month for each such fiscal:

                       Period                 Amount
                       ------                 ------
                       March                  $36,000,000
                       April                  $35,000,000
                       May                    $35,000,000
                       June                   $35,000,000
                       July                   $35,000,000
                       August                 $34,000,000
                       September              $32,500,000
                       October                $32,500,000
                       November               $32,500,000
                       December               $35,000,000
                       January                $37,000,000
                       February               $36,500,000

      6. EBITDA. Sections 6.31(c) and 6.31(d) of the Loan Agreement are hereby deleted in their entirety and replaced with the following:

                  "(c) Hanover and its Subsidiaries shall not, as to any fiscal quarter during the fiscal year 2002 of Hanover and its Subsidiaries, permit EBITDA of Hanover and its Subsidiaries commencing on the first day of such fiscal year and ending on the last day of the applicable fiscal quarter set forth below on a cumulative year-to-date basis ("YTD"), to be less than the respective amount set forth below opposite such fiscal quarter end YTD period:

                  Fiscal Quarter
                 End YTD Periods                         Cumulative
              for Fiscal Year 2002                     Minimum EBITDA
              --------------------                     --------------
              (i) December 30, 2001

                  Fiscal Quarter
                 End YTD Periods                         Cumulative
              for Fiscal Year 2002                     Minimum EBITDA
              --------------------                     --------------
              through March 30, 2002                   ($1,000,000)

              (ii) December 30, 2001
              through June 29, 2002                     $1,200,000

              (iii) December 30, 2001
              through September 28, 2002                $1,500,000

              (iv) December 30, 2001
              through December 28, 2002                 $7,000,000

                  (d) Hanover and its Subsidiaries shall not, as to the first fiscal quarter during the fiscal year 2003 of Hanover and its Subsidiaries, permit EBITDA of Hanover and its Subsidiaries commencing on the first day of such fiscal year and ending on the last day of the first fiscal quarter set forth below on a cumulative year-to-date basis ("YTD"), to be less than the respective amount set forth below opposite such fiscal quarter end YTD period:

                  Fiscal Quarter
                 End YTD Periods                         Cumulative
              for Fiscal Year 2003                     Minimum EBITDA
              --------------------                     --------------
              (i) December 29, 2002                     ($1,000,000)
              through March 29, 2003

                  (e) provided, that, as to any applicable period in Section
            6.31(a), (b), (c) or (d), to the extent that Hanover and Borrowers shall have received any cash proceeds from the sale of any Capital Stock or from the proceeds of loans in respect of any subordinated indebtedness under the Richemont Credit Facilities other than proceeds of loans under the Richemont $10,000,000 Credit Agreements, in each case, to the extent permitted hereunder, then the amount of such cash proceeds shall be added back to EBITDA for purposes of determining cumulative EBITDA for the applicable period and for each subsequent quarterly period during the then-current fiscal year."

      7. Amendment Fee. In addition to all other fees, charges, interest and expenses payable by Borrowers to Lender under the Loan Agreement and the other Financing Agreements, Borrowers shall pay to Lender the following additional fees:

            (a) Borrowers shall pay to Lender, contemporaneously herewith, a closing fee in the amount of $75,000, which fee is fully earned as of the date hereof and may be charged into the loan account(s) of any Borrower.

            (b) Tranche B Term Loan Borrowers shall pay to Lender, contemporaneously herewith, a closing fee in the amount of $25,000, which fee is fully earned as of the date hereof and may be charged into the loan account(s) of any Tranche B Term Loan Borrower.

      8. Exhibits.

            (a) Exhibits A, B-1, B-4 and C to the Loan Agreement are hereby deleted in their entirety and replaced with the information set forth on Exhibits A, B-1, B-4 and C attached hereto.

            (b) Exhibit A to the Subsidiary General Security Agreement is hereby amended to include, in addition and not in limitation, the information set forth on Exhibit D attached hereto.

      9. Representations, Warranties and Covenants. Each Borrower and Guarantor represents, warrants and covenants with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Loans or Letter of Credit Accommodations by Lender to Borrowers:

            (a) This Amendment and each other agreement or instrument to be executed and delivered by the Borrowers or Guarantors hereunder have been duly authorized, executed and delivered by all necessary action on the part of such Borrowers and Guarantors which are parties hereto and thereto and, if necessary, their respective stockholders (with respect to any corporation) or members (with respect to any limited liability company), and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of Borrowers and Guarantors, as the case may be, contained herein and therein constitute legal, valid and binding obligations of Borrowers and Guarantors, as the case may be, enforceable against them in accordance with their terms.

            (b) As of the date hereof, each Borrower and Guarantor is duly organized and validly existing in good standing under the laws of its State of incorporation or formation, as applicable.

            (c) As of the date hereof, DM Advertising, LLC (i) is duly licensed or qualified to do business as a foreign limited liability company or foreign corporation, as the case may be, and is in good standing in each of the jurisdictions set forth in Exhibit A annexed hereto, which are, as of the date hereof, the only jurisdictions wherein the character of the properties owned or licensed or the nature of the business of DM Advertising, LLC, makes such licensing or qualification to do business necessary; and (ii) has all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and will be conducted in the future.

            (d) The assets and properties of each Borrower and Guarantor are owned by it, free and clear of all security interests, liens and encumbrances of any kind, nature or description, as of the date hereof, except those security interests existing in favor of Lender and those granted pursuant hereto in favor of Lender, and except for Liens (if any) permitted under Section 6.4 of the Loan Agreement or the other Financing Agreements.

            (e) No action of, or filing with, or consent of any governmental or public body or authority, other than the filing of UCC financing statements, and no approval or consent of any other party, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment.

            (f) All of the representations and warranties set forth in the Loan Agreement as amended hereby, and the other Financing Agreements, are true and correct in all material respects after giving effect to the provisions of this Amendment, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

            (g) After giving effect to the provisions of this Amendment, no Event of Default or Incipient Default exists or has occurred and is continuing.

      10. Conditions Precedent. Concurrently with the execution and delivery hereof (except to the extent otherwise indicated below), and as a further condition to the effectiveness of this Amendment and the agreement of Lender to the modifications and amendments set forth in this Amendment:

            (a) Lender shall have received a photocopy of an executed original or executed original counterparts of the following documents by facsimile (with the originals to be delivered within five (5) Banking Days after the date hereof), as the case may be:

                  (i) this Amendment, duly authorized, executed and delivered by each Borrower and Guarantor; and

                  (ii) a Guarantee and Waiver, duly authorized, executed and delivered by DM Advertising, LLC in favor of Lender with respect to the Obligations of Borrowers under the Financing Agreements;

            (b) Lender shall have received, in form and substance satisfactory to Lender, such UCC financing statements and other documents and instruments, in each case duly executed (if applicable) and delivered by Borrowers and Guarantors, which Lender in its sole discretion has determined are necessary to perfect the security interests of Lender in all Collateral now or hereafter owned by DM Advertising, LLC;

            (c) Lender shall have received, in form and substance satisfactory to Lender (i) a copy of the Certificate of Formation or Articles of Organization of DM Advertising, LLC, and all amendments thereto, certified by the Secretary of State of its jurisdiction of formation as of the most recent practicable date certifying that each of the foregoing documents remains in full force and effect and has not been modified or amended, except as described therein, (ii) a copy of the Operating Agreement of DM Advertising, LLC, certified by the Secretary or Assistant Secretary of the company, and (iii) a certificate from the Secretary or Assistant Secretary of DM Advertising, LLC, dated the date hereof, certifying that each of the foregoing documents remains in full force and effect and has not been modified or amended, except as described therein;

            (d) Lender shall have received, in form and substance satisfactory to Lender, evidence, as of the most recent practicable date, that DM Advertising, LLC is duly qualified and in good standing in each jurisdiction set forth in Exhibit A annexed hereto;

            (e) Lender shall have received, in form and substance satisfactory to Lender (i) a Management and Incumbency Certificate of DM Advertising, LLC identifying all managers, officers or other persons authorized to act on its behalf, (ii) Company Resolutions of DM Advertising, LLC, evidencing the adoption and subsistence of company resolutions approving the execution, delivery and performance by DM Advertising, LLC of this Amendment and the agreements, documents and instruments to be delivered pursuant to this Amendment, in each case signed by all members of DM Advertising, LLC, and (iii) a Certificate of the Secretary or Assistant Secretary of DM Advertising, LLC identifying all members of DM Advertising, LLC;

            (f) Lender shall have received written consents from each of the Participants with respect to the transactions contemplated by this Amendment, each duly authorized, executed and delivered by such Participants;

            (g) Lender shall have received, in form and substance satisfactory to Lender, an opinion of counsel to Borrowers and Guarantors with respect to the transactions contemplated by this Amendment, the Guarantee and Waiver and such other matters as Lender shall reasonably request, addressed to Lender, in form and substance and satisfactory to Lender; and

            (h) Lender shall have received, in form and substance satisfactory to Lender, a true and correct copy of any consent, waiver or approval to or of this Amendment, which any Borrower or Guarantor is required to obtain from any other Person, and such consent, approval or waiver shall be in a form reasonably acceptable to Lender.

      11. Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Loan Agreement or any of the other Financing Agreements, or waivers of or consents under any provisions of any of the foregoing, are intended or implied by this Amendment, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements conflicts with any provision of this Amendment, the provision of this Amendment shall control.

      12. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

      13. Governing Law. The validity, interpretation and enforcement of this Amendment in any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise shall be governed by the internal laws of the State of New York, without regard to any principle of conflict of laws or other rule of law that would result in the application of the law of any jurisdiction other than the State of New York.

      14. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

      15. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.


                                       CONGRESS FINANCIAL CORPORATION

                                       By: /s/ Janet Last
                                           ---------------------------------

                                       Title: SVP
                                              ------------------------------


                                       HANOVER DIRECT PENNSYLVANIA, INC.
                                       BRAWN OF CALIFORNIA, INC.
                                       GUMP'S BY MAIL, INC.
                                       GUMP'S CORP.
                                       HANOVER DIRECT VIRGINIA INC.
                                       HANOVER REALTY, INC.
                                       THE COMPANY STORE FACTORY, INC.
                                       THE COMPANY OFFICE, INC.
                                       SILHOUETTES, LLC
                                       HANOVER COMPANY STORE, LLC
                                       DOMESTICATIONS, LLC
                                       KEYSTONE INTERNET SERVICES, INC.

                                       By: /s/ Edward M. Lambert
                                           ---------------------------------

                                       Title: Vice President
                                              ------------------------------

By their signatures below, the
undersigned Guarantors
acknowledge and agree to be
bound by the applicable
provisions of this Amendment:

HANOVER DIRECT, INC.

By: /s/ Edward M. Lambert
----------------------------

Title: EVP & CFO
----------------------------

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

AMERICAN DOWN & TEXTILE COMPANY
DM ADVERTISING, INC.
KEYSTONE LIQUIDATIONS, INC.
HANOVER HOME FASHIONS GROUP, LLC
ENCORE CATALOG, LLC
CLEARANCE WORLD OUTLETS, LLC
SCANDIA DOWN, LLC
ERIZON, INC.
HANOVER BRANDS, INC.
LA CROSSE FULFILLMENT, LLC
SAN DIEGO TELEMARKETING, LLC
D.M. ADVERTISING, LLC


By: /s/ Edward M. Lambert
----------------------------

Title: Vice President
----------------------------